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                                                                   EXHIBIT 10.45


                                  June 28, 2000


Leo E. Zickler
Francis P. Lavin
Robert B. Downing
Mark E. Schifrin
Marc B. Abrams
Richard R. Singleton
7200 Wisconsin Avenue
Suite 1100
Bethesda, Maryland   20814

         Re:      Oxford Tax Exempt Fund II Limited Partnership

Gentlemen:

         This letter is in reference to the Acquisition Agreement, of even date herewith, by and between the undersigned and the recipients of this letter. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Acquisition Agreement.

         Although we have no current definitive plan regarding OTEF, the OTEF BAC holders, or the assets of OTEF, in the event that the undersigned were to propose generally to OTEF BAC holders any Acquisition Transaction at any time within the three year period ending on the first Closing under the Acquisition Agreement, to the extent consideration is offered, whether cash, notes, securities or other property, the total consideration offered per BAC will not be less than ninety percent (90%) of the book value per BAC reported by OTEF for the calendar quarter immediately preceding the date of such Acquisition Transaction. The undersigned acknowledge that the most recently reported book value per BAC as of the date of this letter is $36.28.

                                            Very truly yours,

                                            Apartment Investment and Management
                                            Company, a Maryland corporation


                                            By: /s/ PETER K. KOMPANIEZ
                                                --------------------------------
                                                Name:  Peter K. Kompaniez
                                                Title: President


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                                       AIMCO Properties, L.P.,
                                       a Delaware limited partnership

                                       By:      AIMCO-GP, Inc.
                                                (General Partner)


                                                By: /s/ PETER K. KOMPANIEZ
                                                    ----------------------------
                                                    Name:   Peter K. Kompaniez
                                                    Title:  President


                                       AIMCO/NHP Properties, Inc.,
                                       a Delaware corporation


                                       By: /s/ PETER K. KOMPANIEZ
                                           -------------------------------------
                                           Name:   Peter K. Kompaniez
                                           Title:  President


                                       NHP Management Company,
                                       a District of Columbia corporation

                                       By: /s/ PATRICK J. FOYE
                                           -------------------------------------
                                           Name:   Patrick J. Foye
                                           Title:  Executive Vice President